SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of earliest event reported:  September 25, 1997

                                   SONAT INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       1-7179                        63-0647939
  (State of                     (Commission                    (IRS Employer
Incorporation)                  File Number)                 Identification No.)

AmSouth-Sonat Tower,
Birmingham, Alabama                                                35203
(Address of Principal Executive Offices)                        (Zip code)

Registrant's telephone number, including area code:  (205) 325-3800

Item 5.   Other Events

On September 25, 1997, Sonat Inc. (the "Company") entered into an Underwriting Agreement, in the form of Exhibit 1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $100,000,000 aggregate principal amount of its 6.75% Notes due October 1, 2007 (the "Notes"), registered under its Registration Statement on Form S-3 (No. 33-62166) (the "Registration Statement"). The Notes will be issued under the Indenture dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, as successor by merger to Chemical Bank and Manufacturers Hanover Trust Company, as Trustee, in the form of Exhibit 4-(1) hereto, as supplemented by the First Supplemental Indenture dated as of June 1, 1995, in the form of Exhibit 4-(2) hereto.

On September 25, 1997, by resolution duly adopted by a meeting at which a quorum was present and acting throughout, the Board of Directors of the Company designated and appointed William A. Smith, whose address is 1900 Fifth Avenue North, Birmingham, Alabama 35203, as the Company's agent for service in all matters relating to the Registration Statement and any amendments thereto.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits

The Index to Exhibits to this Report is incorporated by reference herein by reference.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SONAT INC.


                                        By:    /s/  JAMES E. MOYLAN, JR.
                                               --------------------------------
                                        Name:  James E. Moylan, Jr.
                                        Title: Senior Vice President and
                                                 Chief Financial Officer


Dated:  September 29, 1997

                                   SONAT INC.
                           CURRENT REPORT ON FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.        Exhibit

1.* Form of Underwriting Agreement, dated September 25, 1997, including Underwriting Agreement Standard Provisions, dated September 25, 1997, incorporated into the Underwriting Agreement by reference

4-(1) Indenture, dated as of June 1, 1986, between the Company and The Chase Manhattan Bank, as successor by merger to
                   Manufacturers Hanover Trust Company and Chemical Bank, Trustee, incorporated by reference herein from Exhibit 4-(1) to Registration Statement No. 33-5947

4-(2) First Supplemental Indenture, dated as of June 1, 1995, between the Company and the Trustee, incorporated by reference herein from Exhibit 4-(1) to Form 8-K of Sonat Inc. dated June 6, 1995

4-(3)*             Form of Note

12*                Computation of Ratio of Earnings to Fixed Charges


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*     Filed herewith.